EXHIBIT 10.1

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CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT (this “Agreement”) is entered into as of July 7, 2017 (the “Effective Date”), by and between SolarWindow Technologies, Inc., a Nevada corporation (“WNDW”) and Thomas Means, a resident of the State of Ohio (“Means”). WNDW and Means may hereinafter be referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, WNDW is developing **** that include electricity-generating coatings for application to **** and **** (collectively, the “WNDW ****”);

WHEREAS, WNDW’s technologies are at a stage of development where **** is one of its near term goals;

WHEREAS, WNDW requires strategic partners who have the knowledge and capability to support the **** of WNDW’s technologies into ****;

WHEREAS, Means is able to help secure the partnerships required in order to enable such **** and otherwise assist WNDW in the **** of the WNDW ****; and

WHEREAS, the Parties have entered into a Non-Binding Memorandum of Understanding dated as of March 28, 2017 (the “MOU”), setting forth their understanding related to certain milestones and related compensation; and

WHEREAS, the MOU contemplates the Parties entering into this Agreement as the definitive agreement on the subject matter set forth in the MOU.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	ENGAGEMENT AS NON-EXCLUSIVE INDEPENDENT CONSULTANT

1.1 Engagement. WNDW hereby engages Means as an independent, non-exclusive consultant, and Means hereby agrees to accept such engagement, on the terms and conditions set forth in this Agreement.

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1.2 Term and Termination.

1.2.1 Term. This Agreement shall commence on the Effective Date and shall continue until terminated in accordance with Section 1.2.2 (the “Term”).

1.2.2 Termination.

(a)	Subject to the termination of this Agreement pursuant to Section 1.2.2(b), this Agreement will terminate automatically, without any further action of either of the Parties, at 12:00 am Eastern Time on the earlier to occur of (i) the 3-year anniversary of the Effective Date or (ii) on the **** Expiration Date (as defined below) if a **** (as defined in Section 2.5), in an amount and on terms as may be acceptable to WNDW in its sole discretion, is not consummated before the **** Expiration Date. For purposes of this Agreement, the term “**** Expiration Date” means the date which is **** days following the Effective Date.

(b)	Either Party may terminate this Agreement for any reason or no reason by providing written notice specifying the date of termination of this Agreement (the “Specified Termination Date”) to the other Party (the “Termination Notice”) as follows:

(1) if the Termination Notice is delivered within **** months following the Effective Date, such Termination Notice must be delivered at least thirty (30) days prior to the Specified Termination Date;

(2) if the Termination Notice is delivered after **** months following the Effective Date but before the **** year anniversary of the Effective Date, such Termination Notice must be delivered at least forty-five (45) days prior to the Specified Termination Date;

(3) if the Termination Notice is delivered after **** year anniversary date of the Effective Date but before the **** month anniversary date of the Effective Date, such Termination Notice must be delivered at least sixty (60) days prior to the Specified Termination Date; and

(4) if the Termination Notice is delivered after the **** month anniversary date of the Effective Date such Termination Notice must be delivered at least seventy-five (75) days prior to the Specified Termination Date

1.2.3 Effect of Termination. In the event this Agreement is terminated pursuant to Section 1.2.2(a) or (b), except as otherwise specifically provided in this Agreement, the Parties respective rights and obligations under this Agreement shall cease (as of the Specified Termination Date.

1.3 Nature of Services. In connection with his engagement hereunder, Means will provide WNDW with the services described in Sections 2 and 3 of this Agreement and such other services as WNDW may reasonably request, from time to time (collectively, the “Services”), in order to achieve the Goals (as defined below). Means will perform such services in a diligent and workmanlike manner and in accordance with the schedule, if any, set forth in the Plan (as defined below). The content, style, form and format of any work product of the Services shall be completely satisfactory to WNDW and shall be consistent with WNDW’s standards.

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1.4 Compensation

Means’ compensation for the Services will be determined and paid pursuant to, and in accordance with the subsections, as applicable, of Section 2.6.

2.	GOALS AND SERVICES; BEST EFFORTS

1. WNDW’s Goals. WNDW’s goals (each a “Goal” and collectively, the “Goals”) are to execute specific ****, ****, and **** and **** goals which are intended to **** WNDW and WNDW ****.

2. Purpose of Services. The Services to be provided by Means pursuant to this Agreement are intended to facilitate WNDW’s achievement of the Goals; without limiting the generality of the foregoing, Means will assist WNDW in with those matters specified in Sections 2.1, 2.2, 2.3, 2.4, 2.5 and Section 3.

2.1 **** Development. WNDW is seeking to **** with **** involved in **** in which the WNDW **** may be of ****, including, but not limited to: **** (each a “****”). In connection therewith, Means will be tasked with **** and ****, and if agreed to by WNDW, reaching out to such **** and introducing such ****. Means shall provide WNDW with all requested information regarding each ****.

2.2 **** Support ****/****. WNDW is seeking to engage ****; and, in connection therewith, Means will assist WNDW in **** and/or ****, who substantially support ****. Such **** may include, but not be limited to (collectively, “****”):

(a) ****;

(b) ****;

(c) ****; and

(d) ****

Means will be tasked with **** having the **** and **** to **** WNDW and, if agreed to by WNDW, reaching out to such ****. Means shall provide WNDW with all requested information regarding **** including, but not limited to, ****.

2.3 ****. WNDW is seeking **** with **** that may be **** by WNDW for the **** of WNDW ****. In connection therewith, Means will assist WNDW with ****, as well as **** (each, a “****”) which include, but are not necessarily limited to:

(a) ****;

(b) ****;

(c) ****;

(d) ****;

(e) ****;

(f) ****;

(g) ****; and

(h) ****.

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Means will be tasked with ****’ and, if agreed to by WNDW, **** to such ****. Means shall provide WNDW with all requested information regarding ****. It is agreed and understood that nothing herein shall be deemed to require WNDW to enter into any agreement, arrangement or understanding with a ****.

2.4 ****. Means will assist WNDW in **** by no later than ****, which plan may from time to time be amended and updated (the “****”), based upon the following contemplated framework:

(a) During the period from the Effective Date through **** (the “Section 2.4(a)(i) ****”) the Parties will establish the **** used to achieve mutually defined **** for Section 2.4(a)(i) **** consistent with the following:

(i) WNDW, with the assistance of Means will strive to accomplish the following **** during the Section 2.4(a)(i) **** (collectively, the “Section 2.4 (a)(i) Goals”) :

1. ****;

2. ****;

3. ****;

4. ****;

5. ****; and

6. ****.

(ii) The parties understand that due to numerous factors, many of which are beyond the control of the Parties, WNDW **** may not be **** during the Section 2.4(a)(i) ****. Accordingly, at any time during the Section 2.4(a)(i) ****, either Party may request by written notice (the “Extension Request Notice”) to the other Party that this Agreement be amended so as to extend the Section 2.4(a)(i) **** to a date that is no later than **** (as so extended, the “Section 2.4(a)(i) ****”). The Extension Request Notice shall state the reasons for the requested extension and the requested date to which the Section 2.4(a)(i) **** should be extended. If the other party does not agree, in writing, to such request within 10 Business dates of its receipt of the Extension Request Notice, the Section 2.4(a)(i) ****.

(b) During the period from **** through **** (the “Section 2.4(b)(i) ****”) the Parties will establish the **** used to achieve mutually defined **** for Section 2.4(b)(i) **** as follows:

(i) during the Section 2.4(b)(i) ****, WNDW with the assistance of Means, will strive to achieve a **** WNDW ****, and in connection therewith, Means will assist WNDW to (collectively, the “Section 2.4 (b)(i) ****”):

1. ****;

2. ****;

3. ****;

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4. ****;

5. ****;

6. ****;

7. ****;

8. ****;

9. ****; and

10. ****.

(ii) If the Section 2.4(a)(i) **** is extended in accordance with Section 2.4(a)(ii), then the 2.4(b)(i) **** will be automatically extended for an equal amount of time.

2.5 Funding.

2.5.1 The Parties acknowledge and agree that in order for WNDW to be able to undertake the **** of the WNDW **** as contemplated herein, WNDW will need to **** (the “****) in the **** (the “Section 2.5.1 ****”). WNDW expects to **** no later than **** (the “****”).

2.5.2 Currently, WNDW expects to obtain **** from a ****, including but not limited to, (i) **** obtained through the **** (collectively, “****”) and (ii) **** not involving **** (collectively, “****”), in either case on terms and conditions acceptable to WNDW in its sole and absolute discretion.

2.5.3 Means will assist WNDW in **** the **** by helping to identify and locate, for contact by WNDW, **** and ****, who Means believes may have an ****.

2.5.4 In addition to his representations set forth in Section 5, Means further represents that he is not and is not required ****, as amended (the “****”). At no time will Means be expected to, or obligated to provide, nor will he provide any services which might otherwise be characterized as ****, **** or that may be otherwise subject to **** or otherwise requiring any **** of the Means under any Applicable Law, unless Means is so ****. Means also represents that he has not acted as a **** based in whole or in part on the ****. In connection with any **** that consists in whole or in part of a ****, Means will not:

(a) ****;

(b) ****,

(c) ****;

(d) ****;

(e) ****; and

(f) ****.

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2.6 ****.

As **** for the ****, WNDW will pay Means the following:

2.6.1 ****.

(a) Commencing on the date that WNDW ****, and continuing through the completion of the Section 2.4(a)(i) **** 2.4(b)(i) **** (the “****”), a **** (the “****”), by delivery of a **** to Means, which **** will be ****.

(b) WNDW shall **** Means the **** within five (5) Business Days of the end of each month during ****; for purposes of this Agreement “Business Day” means any day or days during which commercial banks are open for business in the State of New York.

2.6.2 ****.

(a) ****. Subject to the further provisions of this Agreement and together with the execution of this Agreement, WNDW shall **** Means an option (the “****”) to purchase up to an **** of WNDW’s **** (the “****”) at **** of WNDW’s stock on the ****, as determined by WNDW’s Board of Directors (“Board”). The **** is discretionary and dependent upon the ****. Generally, it is anticipated that the **** shall vest as follows:

(i)	**** of Section 2.4(a)(i) **** with each individual Section 2.4(a)(i) **** allocated such portion thereof as may be determined by the Board in its sole and absolute discretion; such allocated **** upon the achievement of the associated Section 2.4(a)(i) ****;

(ii)	an aggregate of up to **** are allocated to the achievement of the of Section 2.4(b)(i) **** with each individual Section 2.4(b)(i) **** allocated such portion thereof as may be determined by the Board in its sole and absolute discretion; such allocated **** upon the achievement Section 2.4(b)(i) ****; and

(iii)	a number of ****, not to **** ****, will vest in such amount as may be determined by the Board, in its sole and absolute discretion, as an additional **** on the **** day following the ****, provided that this Agreement has not terminated.

(b) ****. All determinations regarding whether and when any of the ****, including without limitation any factors considered by the Board in determining **** pursuant to Section 2.6.2 (a) (iii) above, have been reached or achieved and **** allocable to such **** shall be made by WNDW in its sole and absolute discretion as determined by its Board.

(c) ****. The **** will have a term of **** subject to earlier termination as provided in the ****, as defined below (the “****”). Upon termination of this Agreement, the **** will terminate as to any **** and as to ****, the **** will terminate upon the earlier of the expiration of the **** or the date of **** of all of the ****.

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(d) ****. The **** will be evidenced by a **** to be entered into between WNDW and Means as of the Effective Date, in such form as WNDW deems appropriate, setting forth the terms set out in this Section 2.6.2 and such other terms and conditions, including, but not limited to, representations and warranties relating to the 1933 Act and the 1934 Act, as are customarily included in such agreements (the “****”).

(e) **** are ****. Means understands, acknowledges and agrees that:

(i)	the **** under the United States Securities Act of 1933, as amended (the “1933 Act”) for resale;

(ii)	as if and when issued the **** will be deemed **** as that term is defined in Rule 144 as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the 1933 Act (“Rule 144”);

(iii)	that such **** may not be **** unless such **** is effected pursuant to an **** under the 1933 Act with respect to such **** or an applicable exemption from the **** of the 1933 Act; and

(iv)	the certificates representing the **** in a form that WNDW deems appropriate, reflecting the foregoing and Means shall be solely responsible for any and all costs associated with the ****, including but not limited to legal costs for rendering an **** and **** costs.

(v)	the **** of the ****.

2.6.3 ****. Upon WNDW **** from which it receives from a **** in addition to the **** set forth in Sections 2.6.1 and 2.6.2 above, WNDW shall **** Means a **** (the “****”); The **** is ****, with the **** within **** of ****.

2.6.4 Expense Reimbursement. In addition to the above stated ****, Means shall be entitled to reimbursement for his pre-approved reasonable expenses incurred in the course of this Agreement. Means hereby agrees that he will not expend funds for any item he intends to request reimbursement for without first obtaining WNDW’s written consent. WNDW shall pay Means the undisputed amounts due pursuant to submitted reports and invoices within thirty (30) days of receipt thereof.

2.7 ****.

2.7.1 Means acknowledges and agrees that with respect to all or any portion of any **** required to be made to Means as a result of the **** him under this Agreement (other than the ****) through the ****, WNDW may, in its sole and absolute discretion, make and satisfy **** to Means, in **** (the “****”). Each **** shall consist of **** (the “****”) equal to quotient obtained by dividing (i) **** by (ii) **** (as defined below) (the “****”).

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2.7.2 If WNDW intends to **** then, no later than the date on which ****, WNDW shall forward Means a written notice delivered in accordance with Section XI (the “****”) setting forth **** to Means. WNDW shall forward or cause to be forwarded to Means a ****, evidence of delivery of ****, and/or other evidence of the **** to Means within five (5) Business Days of the ****.

2.7.3 Means understands, acknowledges, and represents, that:

(i)	the **** will be issued in accordance with WNDW’s ****; accordingly no more than **** may be **** pursuant to the **** (the “****”) forming a part of WNDW’s **** on ****, **** (the “****”), unless Means is included as a **** therein.

(ii)	WNDW agrees to **** to include **** on a periodic basis, as if and when the **** issued to Means hereunder reaches ****, and thereafter **** each time an additional **** to Means hereunder.

(ii)	absent inclusion in the ****, as if and when issued, the **** will be **** as that term is defined in Rule 144 as promulgated under the 1933 Act and **** with Rule 144;

(iv)	the **** representing the **** not included in the **** in a form that WNDW deems appropriate, reflecting the foregoing and Means shall be solely responsible for any and all costs associated with the ****, including but not limited to legal costs for ****.

2.8 No other Compensation. Except as set forth in Section 2, no other fees and/or expenses will be paid to Means, unless such fees and/or expenses have been approved in advance by the appropriate WNDW executive in writing.

3.	ADDITIONAL ONGOING SERVICES

3.1. Additional Services to be Provided by Means. In addition to the Services to be provided by Means under Section 2 and in furtherance of WNDW ****, Means shall:

(a)	provide to WNDW with ongoing **** support to assist with its advancement of WNDW and the WNDW ****, as well as support for the **** of other **** and/or ****.

(b)	make available to WNDW product and customer testimonials, and other related materials. Such materials may be used by WNDW in public marketing. Means shall take such action as necessary to ensure WNDW receives permission for the use of such materials, including, but not limited to, written permission from customers, for the purposes of marketing and public relations.

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(c)	provide to WNDW his public endorsement of WNDW ****. Means hereby agrees that such endorsement shall consist of his truthful and unbiased opinion regarding the WNDW ****, based upon his familiarity with the WNDW **** and other ****.

(d)	participate in meetings to discuss progress and plan activities with WNDW management personnel.

(e)	hereby grant WNDW the right, but not the obligation, to use Means’ name, voice, photograph, likeness and biographical information in connection with and related to the Services.

3.2 WNDW Information. WNDW shall provide Means with such information regarding the company and the WNDW Products at it deems necessary, in its sole and absolute discretion, to accomplish ****.

4.	CONFIDENTIALITY

4.1 Mutual Confidentiality. In connection with this Agreement and solely for the purpose of achieving the Goals (the “Purpose”), either party (”Disclosing Party”) may disclose Confidential Information (as defined below) to the other party (”Recipient”). Recipient shall use the Confidential Information solely for the Purpose and, subject to Section 4.3, shall not disclose such Confidential Information other than to its, attorneys, accountants, and financial advisors (collectively, “Representatives”) who: (a) need access to such Confidential Information for the Purpose; (b) are informed of its confidential nature; and (c) are bound by confidentiality obligations no less protective of the Confidential Information than the terms contained herein. Recipient shall safeguard the Confidential Information from unauthorized use, access, or disclosure using no less than a commercially reasonable degree of care. Recipient will be responsible for any breach of this Agreement caused by its Representatives. Recipient agrees to notify Disclosing Party in writing within five Business Days of any misuse or misappropriation of the Confidential Information of Disclosing Party that may come to Recipient’s attention.

4.2 Confidential Information.

(a) For purposes of this Agreement “Confidential Information” means all non-public proprietary or confidential information, including, but not limited to, any trade secrets as defined under New York law or the federal Defend Trade Secrets Act, of Disclosing Party/relating to Disclosing Party’s Confidential Information, in oral, visual, written, electronic, or other tangible or intangible form, whether or not marked or designated as “confidential,” that, if disclosed in writing or other tangible form, is clearly labeled as “confidential,” or if disclosed orally, is identified as confidential when disclosed and within five Business Days thereafter, is summarized in writing and confirmed as confidential, and all notes, analyses, summaries, and other materials prepared by Recipient or any of its Representatives that contain, are based on, or otherwise reflect, to any degree, any of the foregoing (”Notes”); Confidential Information also includes (d) the facts that the parties are in discussions regarding the Purpose and that Confidential Information has been disclosed; (e) any terms, conditions, or arrangements discussed; and (f) as to WNDW, Confidential Information includes not only information disclosed by WNDW, but also information developed or learned by Means during Means' performance of the Services. WNDW Information is to be broadly defined and includes all information which has or could have commercial value or other utility in the business in which WNDW is engaged or contemplates engaging or the unauthorized disclosure of which could be detrimental to the interests of WNDW, whether or not such information is identified by WNDW. By way of example and without limitation, WNDW Information includes any and all information concerning discoveries, developments, designs, improvements, inventions, formulas, software programs, processes, techniques, know-how, data, research techniques, customer and supplier lists, marketing, sales or other financial or business information, scripts, and all derivatives, improvements and enhancements to any of the above. WNDW Information also includes like third-party information which is in WNDW's possession under an obligation of confidential treatment.

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(b) Anything in this Agreement to the contrary notwithstanding, Confidential Information does not include any information that: (i) is or becomes generally available to the public other than as a result of Recipient’s or its Representatives’ breach of this Agreement; (ii) is obtained by Recipient or its Representatives on a non-confidential basis from a third-party that, to Recipient’s knowledge, was not legally or contractually restricted from disclosing such information; (iii) Recipient establishes by documentary evidence, was in Recipient’s or its Representatives’ possession prior to Disclosing Party’s disclosure hereunder; or (iv) Recipient establishes by documentary evidence, was or is independently developed by Recipient or its Representatives without using any Confidential Information.

4.3 Permitted Disclosure. If Recipient or any of its Representatives is required by applicable law or a valid legal order to disclose any Confidential Information, Recipient shall notify Disclosing Party of such requirements so that Disclosing Party may seek, at Disclosing Party’s expense, a protective order or other remedy, and Recipient shall reasonably assist Disclosing Party therewith. If Recipient remains legally compelled to make such disclosure, it shall: (a) only disclose that portion of the Confidential Information that it is required to disclose; and (b) use reasonable efforts to ensure that such Confidential Information is afforded confidential treatment.

4.4 Return or Destruction of Confidential Information. On Disclosing Party’s request, Recipient shall, at Disclosing Party’s discretion, promptly return to Disclosing Party or destroy all Confidential Information in its and its Representatives’ possession other than Notes, and destroy all Notes, and, at Disclosing Party’s written request, certify in writing the destruction of such Confidential Information; provided, however, that Recipient may retain copies of Confidential Information that are stored on Recipient’s IT backup and disaster recovery systems until the ordinary course deletion thereof. Recipient shall continue to be bound by the terms and conditions of this Agreement with respect to such retained Confidential Information.

4.5 Ownership. Disclosing Party retains its entire right, title, and interest in and to all Confidential Information, and no disclosure of Confidential Information hereunder will be construed as a license, assignment or other transfer of any such right, title, and interest to Recipient or any other person.

4.6 Expiration of Rights. The rights and obligations of the parties under this Agreement expire 2 years after the termination of this Agreement; provided that with respect to Confidential Information that constitutes a trade secret under applicable law, such rights and obligations will survive such expiration until, if ever, such Confidential Information loses its trade secret protection other than due to an act or omission of Recipient or its Representatives.

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4.7. Relief for Breach. Recipient acknowledges and agrees that any breach of this Agreement will cause irreparable harm and injury to Disclosing Party for which money damages would be an inadequate remedy and that, in addition to remedies at law, Disclosing Party is entitled to equitable relief as a remedy for any such breach or potential breach, including without limitation, injunctive relief without the posting of bond or other security. Recipient waives any claim or defense that Disclosing Party has an adequate remedy at law in any such proceeding. Nothing herein shall limit the equitable or available remedies at law for Disclosing Party.

5.	REPRESENTATIONS OF Means

Means hereby represents and warrants to WNDW as follows:

5.1 Authority. Means has the right, power, capacity and authority to enter into this Agreement and to fully perform all of his obligations hereunder and when executed and delivered this Agreement will constitute a valid and binding obligation of Means enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

5.2 No Violation. Means’ entry into this Agreement will not violate any other agreement, whether written or oral, to which Means is a party and shall not interfere with Means’ current employment.

5.3 Necessary Skills and Experience. Means has the requisite skill and knowledge to perform the **** set forth in this Agreement.

6.	REPRESENTATIONS OF WNDW

WNDW hereby represents and warrants to Means as follows:

6.1 Due Organization and Authority. WNDW is a corporation duly organized and is validly existing under the laws of the State of Nevada and has all requisite power and authority to enter into this Agreement.

6.2 No Violation. The execution, delivery and performance of this Agreement has been duly and validly authorized and when executed and delivered this Agreement will constitute a valid and binding obligation of WNDW, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

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7.	INDEPENDENT CONTRACTOR; NO AUTHORITY TO BIND

7.1 Independent Contractor; No Employee/Employer Relationship. This Agreement does not create a principal or agent, employer or employee partnership, joint venture, or any other relationship except that of independent contractors between the Parties. Nothing contained herein shall be construed to create or imply a joint venture, principal and agent, employer or employee, partnership, or any other relationship except that of independent contractors between the Parties, and neither Party shall have any right, power or authority to create any obligation, express or implied, on behalf of the other in connection with the performance hereunder. Furthermore, nothing in this Agreement shall be deemed to grant Means any form of exclusivity and WNDW will be entitled to act independent, or to retain the services of others, for the purposes of achieving the Goals or otherwise.

7.2 No Authority to Bind WNDW. Notwithstanding anything herein to the contrary, Means shall not represent to any ****, **** or **** that he has the ability or authority to negotiate the terms and conditions of, or to bind WDWN to, any proposed agreement between WNDW and any such **** or ****; or, to bind WNDW to any agreement and shall not reach out to any of the foregoing on behalf of WNDW without the written consent of WNDW. Entering into an agreement, and the terms and conditions of such agreements, with any person or entity identified by Means shall be in the sole and absolute discretion of WNDW.

7.3 No Withholdings. It is understood WNDW will not withhold any amounts for payment of taxes from the compensation of Means hereunder. It is solely the responsibility of Means to comply with any obligations towards tax authorities, which may result from this Agreement and Means shall indemnify WNDW, and hold WNDW harmless from, any taxes, social security contributions, costs, penalties, losses, claims, fees, interest or liabilities regarding the potential tax and social security consequences resulting from Means’ failure to comply with this Section 7.3.

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8.	TRADING IN WNDW COMMON STOCK

Means acknowledges that WNDW is a U.S. “public” company with its common stock currently quoted for trading on the OTC Markets Group Inc. QB. As WNDW’s independent contractor, Means acknowledges that he may have access to certain material, non-public information of WNDW that, if used in connection with any transaction in WNDW’s securities, could constitute a violation of the securities laws of the United States. As such, Means agrees that he shall not engage, directly or indirectly, in any transactions in WNDW’s common stock on the basis of any such information, including, but not limited to, providing any other individual with such information. Additionally, Means acknowledges and agrees that in order to sell any of WNDW’s securities he owns he may be required to enter into an insider trading plan that complies with the requirements of, among others, Rule 10b-1 of the Securities Act. Without limiting the foregoing, Means agrees that during the term of this Agreement he will not, and will not direct any broker, dealer or other individual on his behalf, to engage in any transactions related to WNDW’s securities except in compliance with such laws.

9.	INTELLECTUAL PROPERTY RIGHTS AND ASSIGNMENT

9.1 Inventions. As used in this Agreement, the term “Inventions” means discoveries, developments, concepts, designs, ideas, know how, improvements, inventions, trade secrets and/or original works of authorship, whether or not patentable, copyrightable or otherwise legally protectable, including, but not limited to, any new product, machine, article of manufacture, method, procedure, process, technique, use, equipment, device, apparatus, system, compound, formulation, composition of matter, design or configuration of any kind, or any improvement thereon. The term “WNDW Inventions” means any and all Inventions that Means may solely or jointly with others author, discover, develop, conceive, or reduce to practice in connection with, or that relate to or result from WNDW Business, work, research, investigations, products, or services of WNDW, or that result to any extent from use of WNDW’s premises or property, except as otherwise provided below. “WNDW Business” means WNDW’s business activities and operations as conducted during the term of this Agreement, together with all services provided or planned by WNDW during Means’ relationship with WNDW. The WNDW Business may change from time to time.

9.2 Disclosure of WNDW Inventions. Means agree to promptly disclose to WNDW in writing any and all WNDW Inventions. Means specifically acknowledges that his engagement as an independent consultant includes the invention by him of any WNDW Inventions described in this Section 9. Means acknowledges and agrees that WNDW is the sole owner of any and all property rights in all WNDW Inventions, including, but not limited to, the right to use, sell, license, or otherwise transfer or exploit the Inventions and the right to make such changes to them or to the uses thereof as WNDW may from time to time determine.

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9.3 Prior Knowledge and Relationships.

9.3.1 Prior Inventions and Innovations. Means has disclosed on Exhibit A, a complete list of all inventions or innovations made by Means prior to commencement of the Services for WNDW and which Means desires to exclude from the application of this Agreement. Means will disclose to WNDW such additional information as WNDW may request regarding such inventions or innovations to enable WNDW to assess their extent and significance. WNDW agrees to receive and hold all such disclosures in confidence.

9.3.2 Other Commitments. Except as disclosed on Exhibit A to this Agreement, Means has no other agreements, relationships or commitments to any other person or entity which conflict with Means obligations to WNDW under this Agreement. Means agrees not to enter into any agreement, either written or oral, in conflict with this Agreement.

9.4 Assignment of Inventions.

9.4.1 Means hereby assigns to WNDW, or its designee(s), and Means agree that he will promptly make full written disclosure to WNDW of and to hold in trust for the sole right and benefit of WNDW, all his right, title and interest throughout the world in and to any and all WNDW Inventions and all patent, copyright, trademark, trade secret and other intellectual property rights therein. Means hereby waiver and irrevocably quitclaims to WNDW or its designee(s) any and all claims, of any nature whatsoever, that Means now has or may hereafter have for infringement of any and all WNDW Inventions. Any assignment of WNDW Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Means hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

9.4.2 Subject to the requirements of applicable state law, if any, Means understands that WNDW Inventions will not include, and the provisions of this Agreement requiring assignment of inventions to WNDW do not apply to, any invention which qualifies fully for exclusion under the provisions of applicable state law, if any. In order to assist in the determination of which inventions qualify for such exclusion, Means will advise WNDW promptly in writing, during and for a period of twelve (12) months immediately following the termination of this Agreement, of all Inventions solely or jointly conceived or developed or reduced to practice by Means or as a result of, the services performed for WNDW during the Term (as defined below).

9.4.3 Power of Attorney. Means hereby irrevocably designates and appoints each of WNDW and its Secretary as Means agent and attorney‑in‑fact, to act for and in Means' behalf and stead, for the limited purpose of executing and filing any such document and doing all other lawfully permitted acts to further the prosecution, issuance and enforcement of patents, copyrights or other protections which employ or are based on Innovations with the same force and effect as if executed and delivered by Means.

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10.	NON-COMPETITION; NON-SOLICITATION AND NON-CIRCUMVENTION.

10.1 Non-Competition. Except as authorized by the Board, during the term of this Agreement and for a period of twelve (12) months thereafter, Means will not (except as an officer, director, stockholder, employee, agent or consultant of WNDW or any subsidiary or affiliate thereof) either directly or indirectly, whether or not for consideration, (i) in any way, directly or indirectly, solicit, divert, or take away the business of any person who is or was a customer of WNDW, or in any manner influence such person to cease doing business in part or in whole with WNDW; (ii) engage in a Competing Business (as defined below; or (iii) engage in any practice the purpose or effect of which is to intentionally evade the provisions of this covenant. For purposes of this section, “Competing Business” means any Person which is engaged directly or indirectly in any business competing with WNDW’s Building Integrated Organic Photovoltaic business as then carried on or planned to be carried on (if such plans were developed during the Term) by WNDW or any of its subsidiaries or affiliates.

10.2 Non-Solicitation. During the Term and for a period of nine (9) months following the termination of this Agreement, Means will not directly or indirectly, whether for his account or for the account of any other individual or entity, solicit or canvas the trade, business or patronage of, or sell to, any individuals or entities that were or are customers of WNDW during the term of this Agreement, or prospective customers with respect to whom a sales effort, presentation or proposal was made by WNDW or its affiliates which are Competing Businesses with the Company, during the one year period prior to the termination of this Agreement.

10.3 Reasonableness of Restrictions. Means hereby acknowledges that this provision is reasonable and necessary for the proper protection of the business, property and goodwill of WNDW and WNDW’s Business and is a material inducement for WNDW entering into this Agreement.

11.	NOTICES

All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made by (i) certified mail, return receipt requested; (ii) nationally recognized overnight courier delivery; (iii) by facsimile transmission provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party; (v) by email at the email address set forth below, provided confirmation of receipt is received and kept on file by the sending party; or (v) hand delivery as follows:

To WNDW:

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway,

Suite 406

Columbia, MD 21044

Phone: (301) 579-5053

Attention: John Conklin

Email: john@solarwindow.com

Facsimile: (607) 348-1417

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To Means:

1301 Dublin Road

Columbus, OH 43215

Phone: (330) 760-6364

Attention: Andy Bittner

Email: abittner@customledsystems.com

12.	INDEMNIFICATION

12.1 Indemnification by WNDW. WNDW shall indemnify, defend and hold harmless Means from any damages, loss, injury, death, costs, fees or expenses which arise from, or are alleged to have arisen from, any claim, lawsuit or other action by a third party, resulting from violation or breach by WNDW of any term of this Agreement or of any statute, law or regulation governing WNDW.

12.2 Indemnification by Means Means shall indemnify, defend and hold harmless, WNDW and its officers, directors, counsel and other affiliates from any damages, loss, injury, death, costs, fees or expenses which arise from, or are alleged to have arisen from any claim, lawsuit or other action by a third party, resulting from violation or breach by Means of any term of this Agreement or of any statute, law or regulation governing the services provided by Means pursuant to this Agreement.

12.3 Limitation on Indemnification. Indemnification hereunder shall not apply to the extent any liability, damage, loss or expense is attributable to any negligent or wrongful act or omission, or willful malfeasance, by the party claiming indemnification. Under no circumstances will a Party be liable for consequential, special or indirect damages of the other Party. It shall be a condition precedent to the indemnifying Party’s obligations hereunder that (a)the Party claiming indemnification immediately notifies the other Party of any risk or possible damage once the Party claiming indemnification is aware of the same, (b) that the Party claiming indemnification permits the indemnifying Party to exercise control over the defense thereof, and (c) that the Party claiming indemnification cooperates fully in connection with such defense.

13.	MISCELLANEOUS

13.1 Entire Agreement. This Agreement sets forth the entire understanding with respect to the subject matter hereof and supersedes all existing agreements, whether written or oral, between the Parties, including, but not limited to, the MOU, and may be modified only by a written instrument duly executed by each of the Parties.

13.2 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon WNDW and its successors and assigns. In view of the personal nature of the services to be performed under this Agreement by Means, Means shall not have the right to assign or transfer any of his rights, obligations or benefits under this Agreement, except with the written consent of WNDW, such consent shall be in WNDW’s sole and absolute discretion.

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13.3 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

13.4 Waivers. Any waiver by either Party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a Party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that Party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver of a breach of any provision hereof must be in writing.

13.5 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by WNDW and Means and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word “including” shall mean including without limitation. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa. The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement. Section references are to sections of this Agreement unless otherwise specified.

13.6 Counterparts; Delivery by Email or Facsimile.

13.6.1 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by WNDW and Means and delivered to the other, it being understood that WNDW and Means need not sign the same counterpart. This Agreement may be executed by facsimile or email signature and a facsimile or email signature shall constitute an original for all purposes.

13.6.2 This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine or email, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of a Party hereto or to any such agreement or instrument, each other Party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No Party hereto or to any such agreement or instrument shall raise the use of a facsimile machine or email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or email as a defense to the formation or enforceability of a contract and each such Party forever waives any such defense.

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13.7 Further Assurances. The Parties will execute such further instruments and take such further actions as may be reasonably necessary to carry out the intent of this Agreement.

13.8 Arbitration. By signing this Agreement, the Parties agree that any controversy or claim arising will be resolved by binding arbitration. Binding arbitration will be conducted by a panel of three arbitrators, selected from the American Arbitration Association National Panel of Commercial Arbitrators. The arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitrator’s decision will be final and non-appealable and may be entered in any court having jurisdiction. Unless and until the arbitrators decide that one Party is to pay for all (or a share) of the arbitrators’ fees and expenses, both Parties shall share equally in the payment of the arbitrators’ fees as and when billed by the arbitrators. The arbitration will be held in New York, New York unless the Parties mutually agree in writing to another place.

13.9 No Obligation to Consummate Transactions.

13.9.1 Nothing in this Agreement shall be deemed to require WNDW to undertake obligation, enter into any agreement or otherwise consummate any transaction contemplated by this Agreement, including, without limitation (i) the entry into any agreement, arrangement or understanding with a ****, (ii) the ****, in any capacity, any ****, (iii) the entry into any agreement, arrangement or understanding with ****, or (iv) entry into any agreement, arrangement or understanding with respect to a **** (collectively, “****”).

13.9.2 It is agreed that Means has no rights or claims for damages, loss or other liability against WNDW as a result of WNDW’s refusal or failure, for any reason or no reason whatsoever, to enter into or to otherwise consummate any Contemplated Transactions.

13.10 Survival of Certain Provisions. Notwithstanding anything to the contrary contained herein, if this Agreement is terminated the provisions of Sections 4, 5, 7, 8, 9, 10, 11, 12, and 13 of this Agreement shall survive such termination of this Agreement for any reason, or no reason, whatsoever, and continue in full force and effect.

13.11 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

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IN WITNESS WHEREOF, the Parties have executed this Consulting Agreement as of the date first written above.

WNDW SolarWindow Technologies, Inc.		Means

By:		By:
Name:	John Conklin	Name:	Thomas Means
Title:	President & CEO

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